                                                                    Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                   The Varde Skyway Master Fund, L.P.

Address:                                901 Marquette Ave. S., Suite 3300
                                        Minneapolis, MN 55402

Date of Event Requiring Statement:      05/08/19

Name:                                   The Varde Skyway Fund G.P., LLC

Address:                                901 Marquette Ave. S., Suite 3300
                                        Minneapolis, MN 55402

Date of Event Requiring Statement:      05/08/19

Name:                                   Varde Investment Partners (Offshore)
                                        Master, L.P.

Address:                                901 Marquette Ave. S., Suite 3300
                                        Minneapolis, MN 55402

Date of Event Requiring Statement:      05/08/19

Name:                                   Varde Investment Partners, L.P.

Address:                                901 Marquette Ave. S., Suite 3300
                                        Minneapolis, MN 55402

Date of Event Requiring Statement:      05/08/19

Name:                                   Varde Investment Partners G.P., LLC

Address:                                901 Marquette Ave. S., Suite 3300
                                        Minneapolis, MN 55402

Date of Event Requiring Statement:      05/08/19

Name:                                   Varde Credit Partners Master, L.P.

Address:                                901 Marquette Ave. S., Suite 3300
                                        Minneapolis, MN 55402

Date of Event Requiring Statement:      05/08/19

Name:                                   Varde Credit Partners G.P., LLC

Address:                                901 Marquette Ave. S., Suite 3300
                                        Minneapolis, MN 55402

Date of Event Requiring Statement:      05/08/19

Name:                                   Varde Partners, L.P.

Address:                                901 Marquette Ave. S., Suite 3300
                                        Minneapolis, MN 55402

Date of Event Requiring Statement:      05/08/19

Name:                                   Varde Partners, Inc.

Address:                                901 Marquette Ave. S., Suite 3300
                                        Minneapolis, MN 55402

Date of Event Requiring Statement:      05/08/19